UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2003

HANOVER COMPRESSOR COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13071	76-0625124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas	77086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 447-8787

ITEM 5. OTHER EVENTS

These financial statements are being filed to conform to the 2003 presentation for the distributions on our mandatorily redeemable preferred securities, now included in interest expense, and the change in value of derivative financial instruments, now included in leasing expense. These items were previously reported separately on our Consolidated Statement of Operations and are now included in interest and leasing expense, respectively. These reclassifications had no impact on our pre-tax or net income.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP related to the Financial Statements of Hanover Compressor Company

99.1	Audited Consolidated Financial Statements of Hanover Compressor Company-December 31, 2002, 2001 and 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY

Date: November 18, 2003	By:	/s/ John E. Jackson

	Name: Title:	John E. Jackson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP related to the financial statements of Hanover Compressor Company

99.1	Audited Consolidated Financial Statements of Hanover Compressor Company-December 31, 2002, 2001 and 2000